Exhibit 99.2

Ebix Issues Informational Update to the July 14th, 2023 Press Release

Johns Creek, GA – July 15, 2023 –Ebix, Inc. (NASDAQ: Ebix), today issued an informational release with a few clarifications and updates to the previously issued strategic update release on July 14, 2023.

Ebix clarified that the term “restated” financial information refers to Consolidated Financial Information to be presented in Offer Documents, inter alia, for Public Issues in terms of the Securities and Exchange Board of India (Issue of Capital and Disclosure Requirements Regulations), 2018, as amended and is being done solely in relation to the EbixCash IPO. It is done in a manner to ensure consistency of presentation, disclosures and the accounting policies for all the periods presented is in line with that of the latest financial year/ stub period presented. Further, the change in role of Ebix Payment Services consequent to the amendments made in the contractual arrangement(s) with the PPI Issuer(s) for future periods, in line with the RBI Letter, requires that future financials of Ebix Payment Services from financial year commencing April 1, 2023 be recorded on a net basis. It is further clarified that:

1.	There has been no restatement of the US GAAP Financials or the Indian Statutory Audited Financials for any of the previous periods.

2.	The restatement, as stated above, only refers to the presentation of financial information for the Offer Documents in relation to the EbixCash IPO.

3.

The statutory Auditors’ report on the Restated Consolidated Financial Information should not in any way be construed as a reissuance or re-dating of any of the previous audit reports issued by the statutory Auditors, nor should the report be construed as a new opinion on any of the financial statements, since it does not change EbixCash’s audited financial information for the prior periods. Please refer to page 5 of the Addendum for the full text of the statutory Auditor’s Examination Report on the Restated Consolidated Financial Information.

4.	This has no effect on the profit after tax of the US GAAP Financials or the Indian Statutory Audited Financials or the Restated Consolidated Financials.

This update is being released in response to investor queries on the above subject. This release should not be construed as “Investment Advice” and should be read only as a simplified disclosure for Ebix investors, pertaining to relevant matters.

About Ebix, Inc.

With approximately 200 offices across 6 continents, Ebix, Inc., (NASDAQ: EBIX) endeavors to provide on-demand infrastructure exchanges to the insurance, financial services, travel and healthcare industries.

With a “Phygital” strategy that combines over 650,000 physical distribution outlets in India and many Southeast Asian Nations (“ASEAN”) countries as of December 31, 2021, to an Omni-channel online digital platform, the Company’s EbixCash Financial exchange portfolio of software and services encompasses domestic and international money remittance, foreign exchange (Forex), travel, pre-paid gift cards, utility payments, lending and wealth management across 75+ countries including India. EbixCash’s Forex operations are carried out primarily through 82 retail branches, 62 retail kiosks in 16 international airports, including Delhi, Mumbai, Hyderabad, Chennai and Kolkata, 12 seaports, over 250 franchise partners across 69 cities, as well as offered through more than 1200 corporate clients, more than 27 bank clients, and 5-star hotels in India. EbixCash, through its travel portfolio of Via and Mercury, is also one of the leading non-bank travel exchanges based in India and catering to approximately 517,000 agents and approximately 17,900 registered corporate clients as of December 31, 2021. EbixCash’s financial technologies business offers software solutions at the enterprise level for banks, asset and wealth management companies and trust companies within India, Southeast Asia, the Middle East and Africa. EbixCash’s business process outsourcing services provide information technology and call center services to a variety of industries.

For more information, visit the Company’s website at www.ebix.com

CONTACT:

Satish Sapru

satish.sapru@Ebix.com or +91 99990 13426

Darren Joseph

IR@ebix.com or +1 678 281 2027

David Collins or Chris Eddy, Catalyst Global

ebix@catalyst-ir.com or + 1 212-924-9800

SAFE HARBOR REGARDING FORWARD-LOOKING STATEMENTS

As used herein, the terms “Ebix,” “the Company,” “we,” “our,” and “us” refer to Ebix, Inc., a Delaware corporation, and its consolidated subsidiaries as a combined entity, except where it is clear that the terms mean only Ebix, Inc.

The information contained in this Press Release contains forward-looking statements and information within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. This information includes assumptions made by, and information currently available to management, including statements regarding future economic performance and financial condition, liquidity and capital resources, acceptance of the Company’s products by the market, and management’s plans and objectives. In addition, certain statements included in this and our future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by us or with our approval, which are not statements of historical fact, are forward-looking statements. Words such as “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “seeks,” “plan,” “project,” “continue,” “predict,” “will,” and other words or expressions of similar meaning are intended by the Company to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are found at various places throughout this report and in the documents incorporated herein by reference. These statements are based on our current expectations about future events or results and information that is currently available to us, involve assumptions, risks, and uncertainties, and speak only as of the date on which such statements are made.

Our actual results may differ materially from those expressed or implied in these forward-looking statements. Factors that may cause such a difference, include, but are not limited to those discussed in our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent reports filed with the SEC, as well as: the ongoing effects of the Covid-19 global pandemic, the willingness of independent insurance agencies to outsource their computer and other processing needs to third parties; pricing and other competitive pressures and the Company’s ability to gain or maintain share of sales as a result of actions by competitors and others; changes in estimates in critical accounting judgments; changes in or failure to comply with laws and regulations, including accounting standards, taxation requirements (including tax rate changes, new tax laws and revised tax interpretations) in domestic or foreign jurisdictions; exchange rate fluctuations and other risks associated with investments and operations in foreign countries (particularly in India, Australia and Asia, Latin America and Europe wherein we have significant and/or growing operations); fluctuations in the equity markets, including market disruptions and significant interest rate fluctuations, which may impede our access to, or increase the cost of, external financing; ability to secure additional financing to support capital requirements; credit facility provisions that could materially restrict our business; costs and effects of litigation, investigations or similar matters that could affect our business, operating results and financial condition; and international conflict, including terrorist acts and wars.

Except as expressly required by the federal securities laws, the Company undertakes no obligation to update any such factors, or to publicly announce the results of, or changes to any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances, or for any other reason. Readers should carefully review the disclosures and the risk factors described in the documents we file from time to time with the SEC, including future reports on Forms 10-Q and 8-K, and any amendments thereto.

You may obtain our SEC filings at our website, www.ebix.com under the “Investor Information” section, or over the Internet at the SEC’s web site, www.sec.gov

Disclaimer with respect to Proposed IPO of EbixCash:

EbixCash Limited is proposing, subject to receipt of requisite approvals, market conditions and other considerations, to make an initial public offer of its equity shares and has filed a draft red herring prospectus (“DRHP”) with the Securities and Exchange Board of India as well as addendum dated June 1, 2023 (“Addendum”). The DRHP and Addendum are available on the website of the SEBI at www.sebi.gov.in as well as on the websites of the book running lead managers, Motilal Oswal Investment Advisors Limited at www.motilaloswalgroup.com, Equirus Capital Private Limited at www.equirus.com, ICICI Securities Limited at www.icicisecurities.com, SBI Capital Markets Limited at www.sbicaps.com and YES Securities (India) Limited at www.yesinvest.in, respectively, and the websites of the stock exchange(s) at www.bseindia.com and www.nseindia.com, respectively. Investors should note that investment in equity shares involves a high degree of risk and for details relating to such risk, see “Risk Factors” of the RHP, when available. Potential investors should not rely on the DRHP for any investment decision.